UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-04258

 Value Line Convertible Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: April 30

Date of reporting period: April 30, 2010

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 4/30/10 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC	A N N U A L R E P O R T
	220 East 42nd Street	A p r i l 30 , 2 0 1 0
New York, NY 10017-5891
DISTRIBUTOR CUSTODIAN BANK SHAREHOLDER SERVICING AGENT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LEGAL COUNSEL DIRECTORS OFFICERS
EULAV Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891
State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
State Street Bank and Trust Co.
c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort
Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer
Value Line Convertible Fund, Inc.

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00072824

Value Line Convertible Fund, Inc.

To Our Value Line

To Our Shareholders (unaudited):

Enclosed is your annual report for the 12 months ended April 30, 2010. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

The year that ended on April 30, 2010, saw the convertible and equity markets rebound from the market plunge of 2008. Convertible securities as well as most equities rebounded from the March 2009 lows as the economy began to find some solid ground. A more severe economic breakdown was avoided through the stimulus efforts of the federal government, led by the Federal Reserve Board. Further bankruptcies of major financial institutions were averted through the government’s rescue efforts. By September 2009, economic growth resumed as the country’s Gross Domestic Product turned positive.

The Value Line Convertible Fund, Inc. (the “Fund”) participated in the rally returning 27.73% for the year. However, the Fund lagged the 36.54% return of the Fund’s benchmark, the Merrill Lynch Convertible Index(1). The principal reason for the Fund’s underperformance stemmed from the composition of the Fund’s holdings. Management of the Fund had a lower tolerance of credit risk and maintains a portfolio of solid credit worthy issues and limits its exposure on lower quality positions. During the economic crisis, the Fund outperformed since lower quality convertibles were the poorest performers, many trading near bankruptcy levels. However, the lower quality issues became the stronger performers when the markets rebounded, hurting the overall Fund’s performance compared to the benchmark. In the later half of 2009, the Fund raised its risk level, becoming more competitive with its peers and benchmark. This positioned the Fund well at the start of 2010 and has helped to improve the Fund’s performance year to date.

In the current more favorable environment for convertibles, the Fund has been able to select attractively priced issues of solid credit quality and competitive yields, with good prospects for capital appreciation. We will continue to follow this strategy in an effort to boost your Fund’s performance while maintaining our credit quality standards.

As always, your confidence in Value Line Funds is appreciated and we look forward to serving your future investment needs.

Sincerely,

/s/ Mitchell Appel

Mitchell Appel, President

June 22, 2010

(1)
The Merrill Lynch Convertible Index represents a diversified group of convertible securities. The index is unmanaged and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

Value Line Convertible Fund, Inc.

Convertible Fund Shareholders

Economic Observations (unaudited)

The recession, which commenced in the later stages of 2007 and proved long and disruptive, ended last year to all intents and purposes, although the National Bureau of Economic Research, which assigns beginning and ending dates to such downturns, has yet to rule officially on the matter. In all, the business contraction—which produced a succession of quarterly declines in the U.S. gross domestic product along with countless other upheavals—apparently concluded with the restoration of GDP growth in the final half of 2009 and the first three months of this year. The nascent up cycle in this country has been underpinned so far by a positive swing in the inventory cycle, a strengthening in business equipment spending, generally better results on the industrial and consumer fronts, and some selective signs of stability on the housing front—which remains among the weakest links in the economic recovery chain.

Going forward, the upturn should be supported by improving consumer and industrial activity, and further stabilization in the troubled housing sector. It is worth noting that the prospective rate of GDP growth in 2010 is likely to be 3%, or so which is modestly below the historical norm of 3%-4%. The slight underperformance is traceable to lingering softness in the aforementioned housing market and the employment sector. Until those areas show more sustained strength, we may not see the materially higher levels of consumer spending needed for stronger business growth.

The long and painful recession was traceable to several events, beginning with sharp declines in housing construction, home sales, and real estate prices. Other contributing factors included a large reduction in credit availability, a high level of bank failures, increasing foreclosures and bank repossessions, a multi-decade high in the unemployment rate, weak retail activity, and trendless manufacturing. Unfortunately, several of these problems are likely to stay with us for some months yet—notably the aforementioned weakness in housing and job growth. Such prospective difficulties underscore why we expect modestly below-trend rates of GDP growth for now. Encouragingly, though, most business barometers are now either stabilizing or improving.

Meanwhile, one evolving concern, and a reason we are taking a somewhat cautious view of things at the moment, is the deterioration in the outlook across parts of Europe stemming from the proliferation of sovereign-debt worries in Greece, and to a lesser degree in Portugal, Spain, Ireland, and the United Kingdom. True, the European Union recently has fashioned a bailout package for Greece and other troubled nations in the euro zone. However, at this point, it is too soon to gauge whether these ambitious steps will be sufficient to stem the tide of concern on the Continent. It is also premature to make a determination as to whether or not Europe’s woes will have an effect along our shores. Our sense, at this point, is that our own recovery will not be seriously threatened. However, some fallout is likely, especially as the sinking euro makes our exports more costly overseas, potentially reducing a key source of our own prosperity.

Finally, inflation, which moved up sharply last year, following dramatic gains in oil, food, and commodity prices, has now moved onto a more stable and largely benign path. Going forward, we expect pricing to chart an uneven course, with often sizable swings in oil and commodities being the norm, as the economy’s evolving expansion most likely continues. On average, we think prices will increase less sharply over the next year or two than they did before the 2007-2009 recession. Looking further out, we see pricing pressures developing later on in the business up cycle—as is only natural—as demand for labor and materials revives. The Federal Reserve, meanwhile, continues to express support for an accommodative monetary approach. As a result, we now think the Fed is unlikely to raise interest rates until early next year. Once it does opt to tighten, we believe it will do so gingerly. That is because the risks to the sustainability of the up cycle seem too great for the lead bank to move to a materially tighter monetary policy anytime soon—particularly given the volatility in Europe.

Value Line Convertible Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Convertible Fund, Inc. to that of the S&P 500 Index and the Merrill Lynch Convertible Index (the “Indices”). The Value Line Convertible Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Convertible Fund, Inc.
 and the S&P 500 Index* and the Merrill Lynch Convertible Index**

Performance Data: ***

	Average Annual	Growth of an Assumed
	Total Return	Investment of $10,000
1 year ended 4/30/10	27.73%	$12,773
5 years ended 4/30/10	3.79%	$12,042
10 years ended 4/30/10	0.97%	$11,012

*	The S&P 500 Index is an unmanaged index that is representative of the larger capitalization stocks traded in the United States.

**	The Merrill Lynch Convertible Index is an unmanaged index that represents a diversified group of convertible securities.

***
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Convertible Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2009 through April 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 11/1/09	Ending account value 4/30/10	Expenses paid during period 11/1/09 thru 4/30/10*
Actual	$1,000.00	$1,125.77	$7.17
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.80

*
Expenses are equal to the Fund’s annualized expense ratio of 1.36% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights. The annualized expense ratio would have been 1.43% gross of nonrecurring legal fee reimbursement.

Value Line Convertible Fund, Inc.

Portfolio Highlights at April 30, 2010 (unaudited)

Ten Largest Holdings

Issue	Principal Amount or Shares	Value	Percentage of Net Assets
Wells Fargo & Co. Series L., 7.50%, Pfd	450	$443,700	1.7%
Peabody Energy Corp., 4.75%, 12/15/41	$400,000	$437,500	1.7%
WESCO International, Inc., Convertible Fixed, 6.00%, 9/15/29	$250,000	$411,875	1.6%
Citigroup, Inc. 7.50%, Pfd	3,000	$395,460	1.5%
Alliance Data Systems Corp., Fixed, 1.75%, 8/1/13	$350,000	$385,000	1.5%
Freeport-McMoRan Copper & Gold, Inc. 6.75%, Pfd	3,500	$367,063	1.4%
Life Technologies Corp., Senior Notes Convertible, 3.25%, 6/15/25	$300,000	$362,250	1.4%
Fisher Scientific International, Inc., Senior Subordinated Notes, 3.25%, 3/1/24	$250,000	$352,812	1.4%
Continental Airlines, Inc., Senior Notes Convertible, 5.00%, 6/15/23	$300,000	$348,000	1.3%
Steel Dynamics, Inc., Convertible Fixed, 5.13%, 6/15/14	$300,000	$344,625	1.3%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investment Securities

Value Line Convertible Fund, Inc.

Schedule of Investments	April 30, 2010

Principal Amount		Value
CONVERTIBLE CORPORATE BONDS & NOTES (78.3%)
	BASIC MATERIALS (2.4%)
$100,000	ArcelorMittal, Senior Notes,
	5.00%, 5/15/14	$145,625
100,000	Newmont Mining Corp.,
	Senior Notes Convertible,
	3.00%, 2/15/12	133,250
300,000	Steel Dynamics, Inc., Convertible
	Fixed, 5.13%, 6/15/14	344,625
		623,500
	COMMUNICATIONS (9.8%)
250,000	Anixter International, Inc.,
	Senior Notes, 1.00%, 2/15/13	251,563
200,000	Arris Group, Inc. 2.00%,
	11/15/26	202,500
250,000	Equinix, Inc., Subordinated
	Notes, 2.50%, 4/15/12	268,750
200,000	GSI Commerce, Inc., Senior Notes
	Convertible, 2.50%, 6/1/27	221,750
200,000	Interpublic Group of Cos., Inc.,
	Senior Notes, 4.25%,
	3/15/23	214,250
200,000	Liberty Media LLC, 3.50%,
	1/15/31	119,750
250,000	Qwest Communications
	International, Inc., Senior
	Notes, 3.50%, 11/15/25	277,813
200,000	SBA Communications Corp.,
	Fixed, 1.88%, 5/1/13	209,250
150,000	Symantec Corp., Senior Notes,
	1.00%, 6/15/13	160,500
100,000	Time Warner Telecom, Inc., Senior
	Debentures, 2.38%, 4/1/26	112,625
100,000	VeriSign, Inc., Jr. Subordinated
	Debentures, 3.25%,
	8/15/37 (1)	94,250
100,000	VeriSign, Inc., Jr. Subordinated
	Debentures, 3.25%, 8/15/37	94,250
250,000	Virgin Media, Inc. 6.50%,
	11/15/16	311,562
		2,538,813
	CONSUMER, CYCLICAL (12.6%)
200,000	Best Buy Company, Inc., 2.25%,
	1/15/22	227,250

Principal Amount		Value
$200,000	BorgWarner, Inc., Senior Notes,
	3.50%, 4/15/12	$285,250
150,000	Carnival Corp., 2.00%, 4/15/21	169,125
300,000	Continental Airlines, Inc., Senior
	Notes, 5.00%, 6/15/23	348,000
200,000	D.R. Horton, Inc., Guaranteed
	Senior Notes, 2.00%, 5/15/14	255,250
150,000	Ford Motor Co., Senior Notes,
	4.25%, 11/15/16	233,437
150,000	Iconix Brand Group, Inc., Senior
	Subordinated Notes, 1.88%,
	6/30/12	143,438
200,000	International Game Technology
	3.25%, 5/1/14 (1)	254,750
250,000	Lifetime Brands, Inc., Senior
	Notes, 4.75%, 7/15/11	227,812
100,000	Macrovision Corp., Notes,
	2.63%, 8/15/11	142,250
100,000	Navistar International Corp.
	3.00%, 10/15/14	117,250
150,000	TRW Automotive, Inc. 3.50%,
	12/1/15 (1)	194,250
250,000	UAL Corp., Senior Subordinated
	Notes Convertible, 4.50%,
	6/30/21	252,800
250,000	WESCO International, Inc.,
	Convertible Fixed, 6.00%,
	9/15/29	411,875
		3,262,737

	CONSUMER, NON-CYCLICAL (18.6%)
350,000	Alliance Data Systems Corp.,
	Fixed, 1.75%, 8/1/13	385,000
173,000	American Medical Systems
	Holdings, Inc., Convertible
	Fixed, 4.00%, 9/15/41	197,652
27,000	American Medical Systems
	Holdings, Inc., Senior
	Subordinated Notes, 3.25%,
	7/1/36	28,823
100,000	BioMarin Pharmaceutical, Inc.,
	Senior Subordinated Notes,
	1.88%, 4/23/17	127,250
200,000	Biovail Corp., Convertible Fixed,
	5.38%, 8/1/14 (1)	258,500
200,000	Cephalon, Inc., Convertible Fixed,
	2.50%, 5/1/14	223,750

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Schedule of Investments

Principal Amount		Value
$150,000	Charles River Laboratories
	International, Inc., Senior Notes,
	2.25%, 6/15/13	$145,313
200,000	Chemed Corp., Senior Notes
	Convertible, 1.88%, 5/15/14	184,500
200,000	Gilead Sciences, Inc., Senior
	Notes, 0.63%, 5/1/13	235,000
100,000	Henry Schein, Inc., Contingent
	Senior Notes, 3.00%, 8/15/34	130,500
50,000	Hertz Global Holdings, Inc.
	5.25%, 6/1/14	95,063
300,000	Hologic, Inc., Senior Notes,
	2.00%, 12/15/37 (2)	270,000
150,000	Incyte Corp. Ltd., Convertible
	Fixed, 4.75%, 10/1/15 (1)	259,125
150,000	Inverness Medical Innovations,
	Inc., 3.00%, 5/15/16	159,187
150,000	Kinetic Concepts, Inc., Guaranteed
	Senior Notes, 3.25%,
	4/15/15 (1)	158,625
300,000	Life Technologies Corp., Senior
	Notes Convertible, 3.25%,
	6/15/25	362,250
300,000	Live Nation Entertainment, Inc.,
	Senior Notes Convertible,
	2.88%, 7/15/27	276,375
150,000	Medicis Pharmaceutical Corp.,
	Contingent Senior Notes
	Convertible, 2.50%, 6/4/32	155,250
150,000	Molson Coors Brewing Co.,
	Senior Notes, 2.50%, 7/30/13	165,000
150,000	Mylan, Inc., Guaranteed Senior
	Notes, 3.75%, 9/15/15 (1)	266,437
100,000	Onyx Pharmaceuticals, Inc. 4.00%,
	8/15/16	106,250
200,000	PHH Corp. 4.00%, 9/1/14 (1)	220,750
100,000	Smithfield Foods, Inc., Senior
	Notes, 4.00%, 6/30/13	108,625
250,000	Teva Pharmaceutical Finance LLC
	Series D, 1.75%, 2/1/26	303,750
		4,822,975
	ENERGY (10.7%)
150,000	Alpha Natural Resources, Inc.,
	Senior Notes, 2.38%, 4/15/15	169,875
150,000	Cameron International Corp.,
	Senior Debentures, 2.50%,
	6/15/26	189,187

Principal Amount		Value
$200,000	Carrizo Oil & Gas, Inc., Senior
	Notes Convertible, 4.38%,
	6/1/28	$179,000
150,000	Chesapeake Energy Corp.,
	Contingent Senior Notes,
	2.75%, 11/15/35	138,938
200,000	Chesapeake Energy Corp.,
	Contingent Senior Notes,
	2.50%, 5/15/37	164,750
200,000	Core Laboratories LP, Guaranteed
	Senior Notes, 0.25%,
	10/31/11	323,500
150,000	Covanta Holding Corp., Senior
	Debentures, 1.00%, 2/1/27	143,250
150,000	Goodrich Petroleum Corp. 5.00%,
	10/1/29	135,750
150,000	Hornbeck Offshore Services, Inc.,
	1.63%, 11/15/26 (2)	132,195
400,000	Peabody Energy Corp. 4.75%,
	12/15/41	437,500
150,000	Penn Virginia Corp., Senior
	Subordinated Notes, 4.50%,
	11/15/12	142,313
200,000	Pioneer Natural Resources Co.,
	Senior Notes, 2.88%, 1/15/38	245,250
150,000	SESI LLC, Guaranteed Senior
	Notes, 1.50%, 12/15/26 (2)	143,625
200,000	St. Mary Land & Exploration Co.,
	Senior Notes, 3.50%, 4/1/27	209,250
		2,754,383
	FINANCIAL (1.9%)
150,000	Boston Properties L.P., 3.75%,
	5/15/36	160,875
150,000	Digital Realty Trust LP, Fx, 5.50%,
	4/15/29 (1)	218,625
100,000	Forest City Enterprises, Inc.
	3.63%, 10/15/14	119,688
		499,188
	INDUSTRIAL (8.1%)
250,000	AAR Corp., 1.75%, 2/1/26	251,562
100,000	Actuant Corp., Senior Subordinated
	Debentures, 2.00%, 11/15/23	118,750
200,000	AGCO Corp., Senior Subordinated
	Notes, 1.25%, 12/15/36	217,250

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

April 30, 2010

Principal Amount		Value
$100,000	Danaher Corp., 0.0% 1/22/21 (3)	$121,750
150,000	EnerSys, Senior Notes, 3.38%, 6/1/38 (2)	142,875
250,000	Fisher Scientific International, Inc., Senior Subordinated Notes, 3.25%, 3/1/24	352,812
150,000	General Cable Corp., Senior Notes Convertible, 0.88%, 11/15/13	134,813
150,000	Itron, Inc., Senior Subordinated Notes, 2.50%, 8/1/26	192,750
150,000	L-3 Communications Corp., 3.00%, 8/1/35	157,313
200,000	Roper Industries, Inc., Senior Subordinated Notes, 0.0% 1/15/34 (2)(3)	151,000
100,000	Suntech Power Holdings Co. Ltd., Senior Notes, 3.00%, 3/15/13 (1)	86,750
200,000	Trinity Industries, Inc. Subordinated Notes, 3.88%, 6/1/36	171,000
		2,098,625
	TECHNOLOGY (13.5%)
200,000	Advanced Micro Devices, Inc., Senior Notes, 6.00%, 5/1/15	192,750
50,000	CACI International, Inc., 2.13%, 5/1/14	51,813
250,000	EMC Corp., Senior Notes, 1.75%, 12/1/11	315,312
100,000	EMC Corp., Senior Notes Convertible, 1.75%, 12/1/13	130,250
150,000	Informatica Corp., Senior Notes, 3.00%, 3/15/26	195,000
300,000	Intel Corp., Jr. Subordinated Debentures, 2.95%, 12/15/35	303,750
150,000	Microchip Technology, Inc., Jr. Subordinated Debentures, 2.13%, 12/15/37	154,125
350,000	Micron Technology, Inc., Senior Notes, 1.88%, 6/1/14	323,750
250,000	NetApp, Inc., Senior Notes, 1.75%, 6/1/13	310,625
200,000	Nuance Communications, Inc., 2.75%, 8/15/27	227,500

Principal Amount		Value
$250,000	ON Semiconductor Corp., Senior Subordinated Notes, 2.63%, 12/15/26	$257,187
300,000	Salesforce.com, Inc., Convertible Fixed, 0.75%, 1/15/15 (1)	341,250
100,000	SanDisk Corp., Senior Notes, 1.00%, 5/15/13	88,625
250,000	Sybase, Inc. 3.50%, 8/15/29 (1)	286,875
200,000	Telvent GIT S.A., Senior Subordinated Notes, 5.50%, 4/15/15 (1)	211,250
100,000	Xilinx, Inc., Subordinated Debentures, 3.13%, 3/15/37	94,000
		3,484,062

	UTILITIES (0.7%)
150,000	CMS Energy Corp., Convertible Fixed, 5.50%, 6/15/29	185,250

	TOTAL CONVERTIBLE CORPORATE BONDS & NOTES (4) (Cost $18,297,105) (78.3%)	20,269,533

Shares
CONVERTIBLE PREFERRED STOCKS (8.0%)
	ENERGY (1.3%)
2,500	Vale Capital Ltd. Guaranteed Notes Series RIO, 5.50%, Pfd	137,050
200	El Paso Corp. 4.99%, Pfd (1)(4)*	210,000
		347,050

	FINANCIALS (5.3%)
350	Bank of America Corp. Series L, 7.25%, Pfd	343,696
7,000	Hartford Financial Services Group, Inc., 7.25%, Pfd	185,710
450	Wells Fargo & Co. Series L, 7.50%, Pfd *	443,700
3,000	Citigroup, Inc. 7.50%, Pfd	395,460
		1,368,566

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Schedule of Investments

Shares		Value
	MATERIALS (1.4%)
3,500	Freeport-McMoRan Copper & Gold, Inc. 6.75%, Pfd	$367,063
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,723,268) (8.0%)	2,082,679

COMMON STOCKS (6.5%)

	CONSUMER DISCRETIONARY (0.4%)
500	Autoliv, Inc. *	27,375
3,000	Wyndham Worldwide Corp.	80,430
		107,805
	ENERGY (1.3%)
500	Devon Energy Corp.	33,665
500	Halliburton Co.	15,325
500	Noble Corp. *	19,745
2,500	Schlumberger Ltd.	178,550
1,000	Whiting Petroleum Corp. *	90,330
		337,615
	FINANCIALS (1.9%)
1,000	Affiliated Managers Group, Inc. *	84,180
500	Alexandria Real Estate Equities, Inc.	35,405
2,000	Bank of America Corp.	35,660
5,000	Fifth Third Bancorp	74,550
1,000	JPMorgan Chase & Co.	42,580
2,122	Simon Property Group, Inc.	188,900
500	T. Rowe Price Group, Inc.	28,755
		490,030
	HEALTH CARE (1.0%)
1,000	BioMarin Pharmaceutical, Inc.*	23,370
500	Celgene Corp.*	30,975
5,000	Merck & Co., Inc.	175,200
500	Valeant Pharmaceuticals International*	22,500
		252,045
	INDUSTRIALS (1.0%)
500	Honeywell International, Inc.	23,735
1,500	Ingersoll-Rand PLC	55,470

Shares		Value
500	Oshkosh Corp.*	$19,310
500	Precision Castparts Corp.	64,170
1,000	Triumph Group, Inc.	77,560
500	Woodward Governor Co.	16,025
		256,270
	INFORMATION TECHNOLOGY (0.1%)
500	Cognizant Technology Solutions Corp. Class A *	25,590
	MATERIALS (0.5%)
500	Agrium, Inc.	31,205
500	Allegheny Technologies, Inc.	26,735
500	Goldcorp, Inc.	21,615
1,000	United States Steel Corp.	54,660
		134,215
	TELECOMMUNICATION SERVICES (0.3%)
500	Millicom International Cellular S.A.	44,140
500	NII Holdings, Inc.*	21,210
		65,350

	TOTAL COMMON STOCKS (Cost $1,438,005) (6.5%)	1,668,920

	TOTAL INVESTMENT SECURITIES (5) (92.8%) (Cost $21,458,378)	24,021,132

Principal Amount

REPURCHASE AGREEMENT (5.4%)
$1,400,000	With Morgan Stanley, 0.16%, dated 04/30/10, due 05/03/10, delivery value $1,400,019 (collateralized by $1,405,000
	U.S. Treasury Notes 3.25%, due 12/31/16, with a value of $1,437,699)	1,400,000

	TOTAL REPURCHASE AGREEMENTS (4) (Cost $1,400,000) (5.4%)	1,400,000

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

April 30, 2010

Principal Amount	Value
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.8%)	$472,900
NET ASSETS (100%)	$25,894,032

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($25,894,032 ÷ 2,341,284 shares outstanding)	$11.06

*	Non-income producing.
(1)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(2)	Step Bond - The rate shown is as of April 30, 2010 and will reset at a future date.
(3)	Zero coupon bond.
(4)	Values determined based on Level 2 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.
(5)	Unless otherwise indicated, the values of the Portfolio are determined based on Level 1 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.
ADR American Depositary Receipt.

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Statement of Assets and Liabilities at April 30, 2010

Assets:
Investment securities, at value (Cost - $21,458,378)	$24,021,132
Repurchase agreement (Cost - $1,400,000)	1,400,000
Cash	23,366
Receivable for securities sold	866,626
Interest and dividends receivable	166,138
Receivable for capital shares sold	31,401
Prepaid expenses	21,324
Total Assets	26,529,987

Liabilities:
Payable for securities purchased	583,181
Accrued expenses:
Advisory fee	13,168
Service and distribution plan fees	2,107
Directors’ fees and expenses	8
Other	37,491
Total Liabilities	635,955
Net Assets	$25,894,032

Net assets consist of:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 2,341,284 shares)	$2,341,284
Additional paid-in capital	24,694,476
Undistributed net investment income	56,861
Accumulated net realized loss on investments and foreign currency	(3,761,343)
Net unrealized appreciation of investments	2,562,754
Net Assets	$25,894,032

Net Asset Value, Offering and Redemption Price per Outstanding Share ($25,894,032 ÷ 2,341,284 shares outstanding)	$11.06

Statement of Operations for the Year Ended April 30, 2010

Investment Income:
Interest	$643,100
Dividends (net of foreign withholding tax of $314)	146,664
Total Income	789,764

Expenses:
Advisory fee	181,890
Service and distribution plan fees	60,630
Auditing and legal fees	49,602
Printing and postage	35,320
Registration and filing fees	33,029
Custodian fees	29,976
Transfer agent fees	21,987
Insurance	3,077
Directors’ fees and expenses	2,105
Other	8,783

Total Expenses Before Custody Credits and Fees Waived	426,399
Less: Legal Fee Reimbursement	(8,191)
Less: Service and Distribution Plan Fees Waived	(36,378)
Less: Advisory Fees Waived	(30,315)
Less: Custody Credits	(56)
Net Expenses	351,459
Net Investment Income	438,305
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain	2,097,079
Change in Net Unrealized Appreciation/(Depreciation)	3,396,496
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	5,493,575
Net Increase in Net Assets from Operations	$5,931,880

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Statement of Changes in Net Assets for the Years Ended April 30, 2010 and 2009

	Year Ended April 30, 2010	Year Ended April 30, 2009
Operations:
Net investment income	$438,305	$255,823
Net realized gain/(loss) on investments and foreign currency	2,097,079	(5,648,996)
Change in net unrealized appreciation/(depreciation)	3,396,496	(2,155,955)
Net increase/(decrease) in net assets from operations	5,931,880	(7,549,128)

Distributions to Shareholders:
Net investment income	(373,887)	(255,792)
Net realized gain from investment transactions	—	(182,966)
Return of capital	—	(181,638)
Total Distributions	(373,887)	(620,396)

Capital Share Transactions:
Proceeds from sale of shares	2,743,807	3,865,309
Proceeds from reinvestment of dividends and distributions to shareholders	337,041	564,036
Cost of shares redeemed	(4,879,859)	(4,157,398)
Net increase/(decrease) in net assets from capital share transactions	(1,799,011)	271,947

Total Increase/(Decrease) in Net Assets	3,758,982	(7,897,577)

Net Assets:
Beginning of year	22,135,050	30,032,627
End of year	$25,894,032	$22,135,050
Undistributed net investment income and distributions in excess of net investment income, respectively, at end of year	$56,861	$(57)

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Notes to Financial Statements

1.	Significant Accounting Policies
Value Line Convertible Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose investment objective is to seek high current income together with capital appreciation. The Fund seeks to accomplish its objective by investing primarily in convertible securities.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term exceeds 60 days. Securities for which market quotations are not readily available or which are not readily marketable are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 – Inputs that are unobservable.

During the year ended April 30, 2010, the Fund adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

Value Line Convertible Fund, Inc.

April 30, 2010

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets Convertible Corporate Bonds & Notes	$0	$20,269,533	$0	$20,269,533
Common Stocks	1,668,920	0	0	1,668,920
Convertible Preferred Stock	1,872,679	210,000	0	2,082,679
Repurchase Agreement	0	1,400,000	0	1,400,000
Total Investments in Securities	$3,541,599	$21,879,533	$0	$25,421,132

For the year ended April 30, 2010, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(F) Convertible Securities: It is the Fund’s policy to invest a significant portion of its assets in convertible securities. The return provided by a convertible security is greatly influenced by the performance of the common stock for which it can be exchanged. However, factors such as coupon rate, yield to maturity, years to maturity and premium rates and investment value, which measures the convertible security’s degree of downside price protection, all can have a strong effect on the performance of the convertible security while having no influence on the performance of its underlying common stock. Therefore, convertible securities are not considered derivative financial instruments. In connection with transactions in convertible securities, when the Fund chooses to convert the securities into the underlying common stock at the designated conversion rate, there will be no gain or loss recognized upon conversion and the common stock will reflect the cost of the original convertible security.

(G) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Value Line Convertible Fund, Inc.

Notes to Financial Statements

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/ depreciation on investments.

(H) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(I) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(J) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(K) Other: On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, Inc. (“VLI”), Value Line Securities, Inc. currently, EULAV Securities, Inc. (“ESI” or the “Distributor”), Jean B. Buttner, former Chairman, President and Chief Executive Officer of VLI and David Henigson, a former Director and Officer of VLI, settled a matter related to brokerage commissions charged by ESI to certain Value Line mutual funds (“Funds”) from 1986 through November of 2004. The matter also involved alleged misleading disclosures provided by VLI to the Board of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. VLI agreed to pay disgorgement in the amount of $24,168,979 (representing disgorgement of commissions received), prejudgment interest of $9,536,786, and a civil penalty in the amount of $10,000,000. Also as part of the settlement, Mrs. Buttner and Mr. Henigson each agreed to pay a civil penalty, are barred from association with any broker, dealer or investment adviser, and are prohibited from serving as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person of such investment adviser, depositor, or principal underwriter, subject to a limited exception (limited in scope and for a one-year period) for Mrs. Buttner. Pursuant to Section 308(a) of the Sarbanes-Oxley Act of 2002, a fund will be created for VLI’s disgorgement, interest and penalty (“Fair Fund”). VLI will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution. VLI informed the Funds’ Board that it has paid the settlement, continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of EULAV Asset Management LLC (“EULAV” or the “Adviser”), the Funds’ investment adviser, or ESI, the Funds’ distributor, to perform their respective contracts with the Funds.

Value Line Convertible Fund, Inc.

April 30, 2010

On March 11, 2010, VLI and the Boards of Trustees/Directors of the Value Line Funds entered into an agreement pursuant to which VLI will reimburse the Funds in the aggregate amount of $917,302 for various expenses incurred by the Funds in connection with the SEC matter referred to above. The receivable for this expense reimbursement was accrued on March 11, 2010 by the applicable Funds that incurred the expenses and will be paid by VLI in twelve monthly installments commencing April 1, 2010. The Fund accrued $8,191 in expense reimbursements from VLI.

(L) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2. Capital Share Transactions

Transactions in capital stock were as follows:

	Year Ended April 30, 2010	Year Ended April 30, 2009
Shares sold	263,997	448,067
Shares issued to shareholders in reinvestment of dividends and distributions	32,587	64,777
Shares redeemed	(474,678)	(444,743)
Net increase/decrease	(178,094)	68,101
Dividends per share from net investment income	$0.1565	$0.1038
Distribution per share from net realized gains	$—	$0.0725
Distribution per share from return of capital	$—	$0.0737

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended April 30, 2010
Purchases:
Investment Securities	$29,104,730
Sales:
Investment Securities	$31,856,637

4. Income Taxes

At April 30, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$23,121,963
Gross tax unrealized appreciation	$2,653,737
Gross tax unrealized depreciation	$(354,568)
Net tax unrealized appreciation on investments	$2,299,169
Undistributed ordinary income	$56,863
Capital loss carryforward, expires April 30, 2017	$(1,694,219)
Capital loss carryforward, expires April 30, 2018	$(1,803,539)

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the capital losses before they expire.

The Fund’s net unrealized gain (loss) differs for financial statement and tax purposes primarily due to foreign currency gain/losses and wash sales.

Permanent book-tax differences relating to the classification of income in the current year were reclassified within the composition of the net asset accounts. The Fund decreased undistributed net investment income by $7,500 and increased accumulated net realized gain by $7,500. These reclassifications were primarily due to differing treatment of Section 481(a) adjustments and return of capital from special dividends. Net assets were not affected by this reclassification.

Value Line Convertible Fund, Inc.

Notes to Financial Statements

The tax composition of distributions to shareholders for the years ended April 30, 2010 and April 30, 2009 were as follows:

	2010	2009

Ordinary income	$373,887	$255,799
Long-term capital gains	—	182,959
Return of capital	—	181,638
	$373,887	$620,396

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $181,890 before fee waivers was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the year ended April 30, 2010. This was computed at an annual rate of 0.75% of the daily net assets during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries. Effective March 7, 2006, the Adviser voluntarily reduced the advisory fee by 0.125% for one year periods. Effective September 1, 2007 through August 31, 2010, the Adviser contractually agreed to reduce the Fund’s advisory fee by 0.125% for one year periods. The fees waived amounted to $30,315 for the year ended April 30, 2010. The Adviser has no right to recoup previously waived amounts.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, Inc. (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended April 30, 2010, fees amounting to $60,630 before fee waivers were accrued under the Plan. Effective March 7, 2006, the Distributor voluntarily reduced the fee by 0.15%. Effective September 1, 2007 through August 31, 2010, the Distributor contractually agreed to reduce the distribution plan fee by 0.15% for one year periods. The fee waiver amounted to $36,378 for the year ended April 30, 2010. The Distributor has no right to recoup previously waived amounts. On March 11, 2010, with an effective date of September 1, 2010, the Adviser contractually agreed to waive 0.125% of the advisory fee and the Distributor contractually agreed to waive 0.15% of the Rule 12b-1 fee for a one year period.

For the year ended April 30, 2010, the Fund’s expenses were reduced by $56 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers, employees and directors of Value Line and affiliated companies are also officers and a director of the Fund. At April 30, 2010, the officers and director of the Fund as a group owned 591 shares, which represent less than 1% of the outstanding shares.

Value Line Convertible Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended April 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$8.79	$12.25	$13.61	$12.78	$11.06

Income from investment operations:
Net investment income	0.18	0.11	0.17	0.27	0.23
Net gains or (losses) on securities (both realized and unrealized)	2.25	(3.32)	(0.15)	0.87	1.65
Total from investment operations	2.43	(3.21)	0.02	1.14	1.88

Less distributions:
Dividends from net investment income	(0.16)	(0.11)	(0.20)	(0.31)	(0.16)
Distributions from net realized gains	—	(0.07)	(1.18)	—	—
Return of capital	—	(0.07)	—	—	—
Total distributions	(0.16)	(0.25)	(1.38)	(0.31)	(0.16)
Net asset value, end of year	$11.06	$8.79	$12.25	$13.61	$12.78
Total return	27.73%	(26.18)%	(0.02)%	9.12%	17.06%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$25,894	$22,135	$30,033	$33,661	$36,526
Ratio of expenses to average net assets(1)	1.76%	1.91%	1.67%	1.45%	1.39%
Ratio of expenses to average net assets(2)	1.45%	1.62%	1.37%	1.16%	1.34%
Ratio of net investment income to average net assets	1.81%	1.05%	1.28%	2.10%	1.85%
Portfolio turnover rate	126%	160%	139%	123%	82%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the advisory fee by the Adviser, a portion of the service and distribution plan fees by the Distributor, and the reimbursement of a portion of the legal fees. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been 1.90%, 1.65%, 1.43%, and 1.38% as of April 30, 2009, 2008, 2007, and 2006, respectively and would have been unchanged for the other year shown.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the advisory fee by the Adviser, a portion of the service and distribution plan fees by the Distributor, and the reimbursement of a portion of the legal fees.

See Notes to Financial Statements.

Value Line Convertible Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Convertible Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Convertible Fund, Inc. (the “Fund”) at April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

June 29, 2010

Value Line Convertible Fund, Inc.

April 30, 2010 Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE CONVERTIBLE FUND

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not interested persons of Value Line Convertible Fund (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), annually to consider the investment advisory agreement (the “Agreement”) between the Fund and its investment adviser, EULAV Asset Management, LLC (the “Adviser”). As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meetings which specifically addressed the approval of the Agreement and at other meetings held during the course of the year, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail and institutional convertible securities funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 11 other retail front-end load and no-load convertible securities funds, as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail front-end load and no-load convertible securities funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”). In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund as well as the Value Line family of funds; (b) the Fund’s current investment management staffing; and (c) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser relating to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc.1, the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”), Value Line, Inc., and two former directors and officers of Value Line, Inc. Value Line, Inc. informed the Board that it and the Adviser continue to have adequate liquid assets, and that the resolution of this matter did not have a materially adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

Value Line Convertible Fund, Inc.

The following summarizes matters considered by the Board in connection with its renewal of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund’s performance was below the performance of both the Performance Universe average and the Lipper Index for the one-year, three-year, five-year and ten-year periods ended December 31, 2009.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that the Adviser and the Board previously agreed that the Adviser would contractually waive a portion of the Fund’s management fee, thereby reducing the management fee rate from 0.75% to 0.625% of the Fund’s average daily net assets for the one-year period ending August 31, 2010. The Adviser and the Board have currently agreed to extend this contractual fee waiver through August 31, 2011. Such waiver can not be changed without the Board’s approval during the contractual waiver period. The Board noted that, for the most recent fiscal year, the Fund’s management fee rate after giving effect to the contractual management fee waiver was higher than that of both the Expense Group average and the Expense Universe average. The Board viewed favorably the Adviser’s decision to invest its assets in a portfolio analytical system which would further support the Fund’s management team as well as the Adviser’s increased emphasis on seeking to improve the Fund’s performance while noting the Fund’s small asset size. The Board determined that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable.

1	On May 6, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. No other change was made to the Distributor’s organization, including its operations and personnel.

Value Line Convertible Fund, Inc.

The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive a portion of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.10% of the Fund’s average daily net assets for the one-year period ending August 31, 2010. The Distributor and the Board have currently agreed to extend this contractual 12b-1 fee waiver through August 31, 2011. Such waiver can not be changed without the Board’s approval during the contractual waiver period. While noting that the Fund’s total expense ratio after giving effect to these waivers was higher than that of the Expense Group average and the Expense Universe average, the Board viewed favorably other steps recently undertaken by the Adviser to reduce the Fund’s expense ratio, including a renegotiation of the fees charged by the Fund’s transfer agent (which expense reductions were not reflected in the comparative materials). The Board concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement for the coming year.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board also reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Fund’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of certain actions taken during prior years. These actions included the Adviser’s reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

Value Line Convertible Fund, Inc.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that the Adviser and its affiliates do not manage any investment companies or other institutional accounts comparable to the Fund.

Conclusion. The Board, in light of the Adviser’s overall performance, considered it appropriate to continue to retain the Adviser as the Fund’s investment adviser. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s Agreement is fair and reasonable and voted to approve the continuation of the Agreement for another year.

Value Line Convertible Fund, Inc.

Federal Tax Notice (unaudited)

During the year ended April 30, 2010, the Fund paid dividends to shareholders of $0.1565 per share from net investment income. During the fiscal year ended April 30, 2010, 100% of the ordinary income distributions are treated as qualified dividends.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Convertible Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany DOB: June 1946	Director	Since 2008	Mutual Fund Marketing Director of EULAV Securities, Inc. (the “Distributor”), Secretary of Value Line, Inc. since November 2009 and Director since February 2010.	Value Line, Inc.
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Director	Since 1985	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment adviser).	None

Value Line Convertible Fund, Inc.

Management of the Fund

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Director (Chairman of Board since March 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005-2007; Managing Director, Weiss, Peck and Greer, 1995-2005.	None
Officers
Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director since February 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Vice President and Secretary of Value Line until November 2009; Director of Value Line; Acting Chairman and Acting CEO of Value Line since November 2009; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of the Value Line Funds since June 2009; President, Northern Lights Compliance Services, LLC, since 2006; Compliance Services Officer, Northstar Financial Services, LLC, 2006 to January 2008; Chief Operating Officer, Northern Lights Compliance Services, LLC, 2004 to 2006; President and Manager, Gemini Fund Services, LLC, 2004 to 2006; Director of Constellation Trust Company, 2004 to 2008.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729.

Value Line Convertible Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am – 5pm CST, Monday – Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 10(a),the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2010 - $5,354

(b)	Audit-Related fees – None

(c)	Tax Preparation Fees 2010 -$27,000

(d)	All Other Fees – None.

(e) (1)
Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2008 were pre-approved by the committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2010 -$1,200

(h)	Not applicable.

Item 10.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.  Exhibits.

(a)	Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE.ETH.

(b)	(1) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Value Line Convertible Fund, Inc.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	July 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below, by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	July 8, 2010